Exhibit 99.4

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2012
(In thousands)

			Pro Forma Adjustments					Pro Forma
	River Valley	DuPont	DR		CR	Reference		Combined
ASSETS
Cash and due from banks	$1,940	$1,939	$			$		$3,879
Interest-bearing demand deposits	4,545	-			4,545			-
Federal funds sold	1,907	17,123			1,155			17,875
Cash and cash equivalents	8,392	19,062			5,700		a	21,754

Investment securities available for sale	112,201	8,666						120,867
Mortgage loans held for sale	1,358	-						1,358
Loans	257,622	54,762						310,527
Fair value adjustment on performing loans				1,853	1,513		c
Fair value adjustment on credit impaired loans					2,197		d
Less allowance for loan losses	(3,642)	(1,079)		1,079			e	(3,642)
Net loans	253,980	53,683		2,932	3,710			306,885

Premises and equipment	7,759	4,250			1,026		h	10,983
Real estate, held for sale	1,221	1,092			393		i	1,920
Federal Home Loan Bank stock	4,226	369						4,595
Interest receivable	2,160	378						2,538
Cash value of life insurance	10,086	-						10,086
Goodwill	79	-						79
Core deposit intangible				514			f	514
Other assets	2,972	237			31		j	3,178

Total Assets	$404,434	$87,737		$3,446	$10,860			$484,757

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$31,807	$10,560	$			$		$42,367
Interest-bearing	271,353	68,551						340,118
Fair value adjustment on time deposits					214		g
Total deposits	303,160	79,111						382,485

Borrowings	62,217	-						62,217
Interest payable	321	63						384
Other liabilities	4,065	423		775	494		b,j,k	4,207
Total Liabilities	369,763	79,597		775	708			449,293

Stockholders’ Equity
Preferred stock	5,000	-						5,000
Common stock	7,691	160		160				7,691
Additional paid in capital	-	5,904		5,904				-
Retained earnings	19,518	1,973		2,203	1,023		b,l	20,311
Accumulated other comprehensive income	2,462	103		103				2,462
Total Stockholders’ Equity	34,671	8,140		8,370	1,023			35,464

Total Liabilities and Stockholders’ Equity	$404,434	$87,737		$9,145	$1,731			$484,757

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 2012
(In thousands)

			Pro Forma Adjustments			Pro Forma
	River Valley	DuPont	DR	CR	Reference	Combined
INTEREST INCOME
Loans receivable	$10,714	$2,704	$539	$360	m	$13,239
Investment securities	2,105	89				2,194
Interest earning deposits and other	120	19				139
Total interest income	12,939	2,812	539	360		15,572

INTEREST EXPENSE
Deposits	2,039	476	-	85	m	2,430
Borrowings	1,766	1				1,767
Total interest expense	3,805	477	-	85		4,197

Net interest income	9,134	2,335	539	445		11,375

Provision for loan losses	1,064	-				1,064

Net interest income after provision for loan losses	8,070	2,335	539	445		10,311

OTHER OPERATING INCOME
Service fees and charges	1,554	252				1,806
Net realized gain on sale of available for sale securities	450	-				450
Net gain on loan sales	844	65				909
Interchange fee income	327	80				407
Increase in cash value of life insurance	231	-				231
Loss on premises, equipment and real estate held for sale	(566)	(200)				(766)
Other income	245	28				273
Total other income	3,085	225	-	-		3,310

OTHER OPERATING EXPENSES
Salaries and employee benefits	4,295	824				5,119
Net occupancy and equipment expense	1,069	280		35	m	1,314
Data processing expenses	333	201				534
Advertising expenses	294	18				312
Mortgage servicing rights	199	-				199
Office supplies	98	16				114
Professional fees	289	105				394
Federal Deposit Insurance Corporation Assessment	257	29				286
Loan related expenses	441	12				453
Acquisition expense	235	-		235		-
Other expense	944	500	77		m	1,521
Total other expenses	8,454	1,985	77	270		10,246

Income before income taxes	2,701	575	616	715		3,375
Income tax expense	572	226	25	53	m,n	770
Net income	2,129	349	641	768		2,605

Preferred stock dividends	272					272
Net Income Available to Common Stockholders	$1,857	$349	$641	$768		$2,333

Basic earnings per common share	$1.23					1.54
Diluted earnings per common share	1.22					1.54

Basic shares outstanding	1,515,587					1,515,587
Diluted shares outstanding	1,517,608					1,517,608

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share amounts)

			Pro Forma Adjustments			Pro Forma
	River Valley	DuPont	DR	CR	Reference	Combined
INTEREST INCOME
Loans receivable	$14,818	$4,138	$679	$476	o	$18,753
Investment securities	2,749	151				2,900
Interest earning deposits and other	145	34				179
Total interest income	17,712	4,323	679	476		21,832

INTEREST EXPENSE
Deposits	3,458	840		108	o	4,190
Borrowings	2,365	6				2,371
Total interest expense	5,823	846	-	108		6,561

Net interest income	11,889	3,477	679	584		15,271

Provision for loan losses	2,771	381	-	-		3,152

Net interest income after provision for loan losses	9,118	3,096	679	584		12,119

OTHER OPERATING INCOME
Service fees and charges	1,935	178				2,113
Net realized gain on sale of available for sale securities	312	77				389
Net gain on loan sales	730	47				777
Interchange fee income	409	93				502
Increase in cash value of life insurance	323	-				323
Loss on premises, equipment and real estate held for sale	(750)	(31)				(781)
Other income	49	75				124
Total other income	3,008	439	-	-		3,447

OTHER OPERATING EXPENSES
Salaries and employee benefits	5,309	1,257				6,566
Net occupancy and equipment expense	1,428	380		47	o	1,761
Data processing expenses	420	223				643
Advertising expenses	403	20				423
Mortgage servicing rights	185	-				185
Office supplies	124	32				156
Professional fees	551	100				651
Federal Deposit Insurance Corporation Assessment	397	158				555
Loan related expenses	210	7				217
Acquisition expense	173	-		173	p	-
Other expense	1,051	443	103		o	1,597
Total other expenses	10,251	2,620	103	220		12,754

Income before income taxes	1,875	915	782	804		2,812
Income tax expense	103	359	-	59	o	403
Net income	1,772	556	782	863		2,409

Preferred stock dividends	362					362
Net Income Available to Common Stockholders	$1,410	$556	$782	$863		$2,047

Basic earnings per common share	$.93					1.35
Diluted earnings per common share	.93					1.35

Basic shares outstanding	1,514,472					1,514,472
Diluted shares outstanding	1,516,446					1,516,446

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of River Valley Bancorp (River Valley) and DuPont State Bank (DuPont) after giving effect to the cash paid by River Valley and River Valley Financial Bank (the Bank), the wholly owned subsidiary of River Valley, to consummate the acquisition of DuPont, as well as certain pro forma adjustments.

The unaudited pro forma condensed combined balance sheet as of September 30, 2012 is based on the historical balance sheets of River Valley and DuPont as of that date, and gives effect to the acquisition transaction as if it had occurred on September 30, 2012. The pro forma adjustments give effect to events that are directly attributable to the transaction and factually supportable regardless of whether they have continuing impact or are nonrecurring.

The unaudited pro forma condensed combined statements of income are based on the historical statements of income of River Valley and DuPont and give effect to the acquisition transaction as if it had occurred at the beginning of the earliest period presented.

In accordance with generally accepted accounting principles in effect for River Valley as of the date of consummation of the acquisition, the acquisition is accounted for as a business combination in accordance with FASB ASC 805 (ASC 805). As such, the transaction is treated as a purchase whereby the purchase price is allocated to the net assets acquired and the assets and liabilities of DuPont are recorded at fair value.  In accordance with ASC 805, Goodwill and Other Intangible Assets, goodwill acquired in a business combination for which the acquisition date is after June 30, 2001 shall not be amortized. Also, in accordance with this statement, intangible assets other than goodwill acquired in a business combination shall be amortized based on the estimated useful life of the intangible asset unless that life is determined to be indefinite.  In accordance with ASC820, when the fair value of the net asset acquired exceeds the purchase price, the acquirer shall recognize the resulting gain in earnings on the acquisition date.  The allocation of the purchase price of the acquisition used in these unaudited pro forma condensed combined financial statements is based on the detailed valuation studies necessary to arrive at the required estimates of fair value of the assets acquired and the liabilities assumed of DuPont completed as of the date of this document.

Effective November 9, 2012, River Valley completed its acquisition of DuPont pursuant to the terms of a Reorganization Agreement, dated as of December 5, 2011, as amended. River Valley acquired all outstanding shares of common stock of DuPont at an aggregate purchase price of $5.7 million, payable in cash.

The unaudited pro forma balance sheet should be read in conjunction with the historical financial statements of River Valley and DuPont, including the respective notes to those statements. The adjustments included in these unaudited pro forma condensed financial statements are preliminary and may be revised.  The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the date indicated or of the results that may be obtained in the future.

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 2 – Pro Forma Balance Sheet Adjustments

Following is a summary of the pro forma adjustments to reflect the proposed business combination in the pro forma combined balance sheet:

(a) Pro forma adjustment to record $5,700,000 capital investment in the Bank by River Valley, cash consideration to shareholder of DuPont for the transaction value.

(b) Pro forma adjustment of $205,000 to recognize a liability, net of tax benefit at 39%, for compensation costs of DuPont incurred prior to or coincident with consummation of the merger, and the pro forma adjustment to accrue $230,000 of estimated acquisition expense not yet reflected in historical retained earnings at September 30, 2012.

For the purpose of the pro forma presentation, management has assumed that the fair values of assets acquired and liabilities assumed approximate their carrying amounts except those presented here.  Fair value adjustments here were done using the purchase method and applying push-down accounting.

(c) Pro forma adjustments to recognize adjustments to the fair value of performing loans of DuPont at September 30, 2012.  Loans were increased by $1,853,000 to recognize a yield premium and reduced by $1,513,000 to recognize the credit adjustment.

(d) Pro forma adjustments to recognize adjustments to the fair value of the credit impaired loans of DuPont at September 30, 2012.  The adjustments totaled $2,197,000 of which $750,000 is an accretable adjustment and $1,447,000 is a non-accretable adjustment.

(e) Pro forma adjustment to eliminate the DuPont’s historical allowance for loan losses of $1,079,000 at September 30, 2012.

(f) Pro forma adjustment to recognize a core deposit intangible of $514,000 on the non-maturity deposits of DuPont at September 30, 2012.

(g) Pro forma adjustment to recognize a premium of $214,000 on certificates of deposit of DuPont at September 30, 2012.

(h) Pro forma adjustment to record a fair value adjustment of $1,026,000 to reduce the carrying value of the premises and equipment of DuPont at September 30, 2012.

(i) Pro forma adjustment to record  a fair value adjustment of $393,000 to reduce the carrying value of foreclosed real estate of DuPont prior to or coincident with consummation of the merger.

(j) Pro forma adjustment to recognize an increase of $59,000 in the fair value certain  accrued expenses included in other liabilities and an adjustment for write off other assets totaling $31,000 with no post-merger value.

(k) Pro forma adjustment to record a net deferred tax asset of $775,000 resulting from the fair value adjustments relative to the merger (39% effective tax rate utilized).

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 2 – Pro Forma Balance Sheet Adjustments - Continued

Following is a summary of the excess of fair value over the cost of acquired net assets (bargain purchase) recognized in the pro forma balance sheet as of September 30, 2012 (in thousands):

(l)	(In thousands)

Total purchase price	$5,700

Pro forma estimated fair value of acquired assets (liabilities) as of September 30, 2012:
Total carrying amount of assets	$87,737
Total carrying amount of liabilities	(79,597)
Carrying amount of tangible net assets	8,140

Change in control contracts, net of tax	$(205)
Excess book over cash		$(2,235)

Purchase accounting adjustments:
Estimated value of core deposit intangible	514
Estimated fair value adjustment for loans	(778)
Estimated fair value adjustment for premises and equipment	(1,026)
Estimated fair value adjustment for certificates of deposit	(214)
Estimated fair value adjustment real estate held for sale	(393)
Estimated fair value adjustment for other assets/liabilities	(90)
Net purchase accounting adjustments	(1,987)

Tax effect of purchase accounting adjustments	775

Pro forma fair value of net assets acquired		(1,212)

Estimated Bargain Purchase		$(1,023)

RIVER VALLEY BANCORP AND SUBSIDIARIES AND DUPONT STATE BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 3 – Pro Forma Statement of Income Adjustments

(m) Following is a summary of the pro forma adjustments to reflect the proposed business combination in the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2012:

■	Interest income on loans – amortization of $539,000 related to the value yield fair value adjustment
■	Interest income on loans – accretion of $360,000 related to the accretable credit fair value adjustment
■	Net occupancy and equipment expense – reduced depreciation of $35,000 related fair value adjustment
■	Other expense – amortization $77,000 related to the core deposit intangible
■	Income tax expense – tax benefit of $53,000 related to the pro forma adjustment to the pre-tax income

The above pro forma adjustments are made to recognize the amortization/accretion of the purchase accounting fair value adjustments for loans and time deposits, core deposit intangibles, and depreciation expense related to the fair value adjustment on premises for the respective periods assuming the merger took place on January 1, 2012.  The income tax effect of these items has been estimated at 39% of the net expense.

(n) Pro forma adjustment of $235,000 to remove direct, incremental costs related to the acquisition which are reflected in the historical financial statements of the acquirer and to remove the related tax benefit of $25,000 recorded on the deductible portion of the expense.

(o) Following is a summary of the pro forma adjustments to reflect the proposed business combination in the unaudited pro forma condensed combined statement of income for the year ended December 31, 2011:

■	Interest income on loans – amortization of $679,000 related to the value yield fair value adjustment
■	Interest income on loans – accretion of $476,000 related to the accretable credit fair value adjustment
■	Net occupancy and equipment expense – reduced depreciation of $47,000 related fair value adjustment
■	Other expense – amortization $103,000 related to the core deposit intangible
■	Income tax expense – tax benefit of $59,000 related to the pro forma adjustment to the pre-tax income

The above pro forma adjustments are made to recognize the amortization/accretion of the purchase accounting fair value adjustments for loans and time deposits, core deposit intangibles, and depreciation expense related to the fair value adjustment on premises for the respective periods assuming the merger took place on January 1, 2011.  The income tax effect of these items has been estimated at 39% of the net expense.

The fair value adjustments for the premium on performing loans has been estimated as a reduction of income (amortization expense) on a level yield basis over the life of the loans, estimated as 10 years.

The fair value adjustment for the amortization of core deposits intangible were estimated on a double declining balance basis, over ten years.

The fair value adjustment for the accretable discount on credit impaired loans has been estimated on an accelerated basis, over three years.

The fair value of adjustments to premises, recognized as a savings, was based on the straight-line method over 39 years.

The reduction in interest expense relative to the fair value adjustment for the premium on certificates of deposits (time deposits) was estimated on a level yield basis over the expected life of the deposits, approximately three years.

(p) Pro forma adjustment of $173,000 to remove direct incremental costs related to the acquisition which are reflected in the historical financial statements of the acquirer.